                                                                                                                EXHIBIT 10.140
------------------------------------------------------------------------------------------------------------------------------
                                                  PURCHASE ORDER                                       * REVISION *
------------------------------------------------------------------------------------------------------------------------------
                                                           DATE OF ORDER     PAGE                This Number Must Appear on
                                                             12/06/95          1 OF 8            All Invoices, Packing Lists,
                                                                                                 Shipping Instructions, Etc.
                                                           -------------------------------------------------------------------
                     (NIELSEN LOGO)                        REQUIRED DELIVERY DATE            PURCHASE
                                                             06/30/96                        ORDER NO.  20A001836
                                                           -------------------------------------------------------------------
                                                           REQUESTED BY                     RELEASE NO.       REVISION NO.
                                                             HAW                              000               001
------------------------------------------------------------------------------------------------------------------------------
VENDOR:  202715401                       BILL TO: NIEL                            SHIP TO: FRED
------------------------------------------------------------------------------------------------------------------------------
TELTRONICS INC                           NIELSEN MEDIA RESEARCH                   NIELSEN MEDIA RESEARCH
P.O. BOX 31077                           375 PATRICIA AVE.                        564 FREDERICA LANE
TAMPA, FL 33631-3077                     DUNEDIN, FLORIDA 34698-8190              DUNEDIN, FL 34698-8190
                                         ATTN: ACCOUNTS PAYABLE                   ATTN: SELESS EMANUELS
                                         ATTN: PURCHASING DEPARTMENT
------------------------------------------------------------------------------------------------------------------------------
F.O.B.:                                  SHIP VIA:                                TERMS:
DESTINATION POINT                        BEST WAY                                 NET 30
------------------------------------------------------------------------------------------------------------------------------
VENDOR'S ACCEPTANCE IS LIMITED TO THE TERMS OF THIS PURCHASE ORDER, INCLUDING THOSE ATTACHED HEREOF; IF DEEMED AN
ACCEPTANCE, THIS PURCHASE ORDER IS CONDITIONED UPON VENDOR'S ACCEPTANCE OF ALL TERMS HEREOF ADDITIONAL TO AND/OR
DIFFERENT FROM VENDOR'S OFFERED TERMS.
------------------------------------------------------------------------------------------------------------------------------
                          UNIT
  ITEM     QUANTITY        OF                        DESCRIPTION/SPECIFICATIONS                        UNIT       TOTAL/AMOUNT
   NO.                  MEASURE                                                                        PRICE
------------------------------------------------------------------------------------------------------------------------------
                                                      ** THIS IS A REVISION **

                                    NOTE: THIS PURCHASE ORDER REPLACES PURCHASE ORDER #0006078, DATED 10/03/95.
                                    PLEASE REFERENCE THIS NEW PURCHASE ORDER #20A001836 ON ALL FUTURE CORRESPONDENCE,
                                    ACKNOWLEDGEMENTS, PACKING SLIPS, AND INVOICES.

                                    REVISION #001 - 1/09/96
                                    RECEIVED FIRM PRICING FOR ITEMS #4, #5, #6, & #7
                                    ADDED ITEM #7
                                    DETERMINED DELIVERY SCHEDULE FOR ITEMS #4, #5, & #6

                                    REFERENCE AI #96-04, #96-06, AND #96-07

                                    NOTE: FIRM PRICING RECEIVED FOR THE FOLLOWING ITEMS PER REFERENCED QUOTE NUMBER:

                                    ITEM #01 - REFERENCE QUOTE #105151
                                    ITEM #02 - REFERENCE QUOTE #105151

----------------------------------------------------------------------------------------------------------------------------------
                                                FREIGHT                  STATE/LOCAL TAX
                                                                                                        TOTAL
----------------------------------------------------------------------------------------------------------------------------------

                                                                                BY
                                                                                   -----------------------------------------------
(NIELSEN MEDIA RESEARCH LOGO)                                                                    AUTHORIZED SIGNATURE

                                                   ORIGINAL
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                  PURCHASE ORDER                                       * REVISION *
------------------------------------------------------------------------------------------------------------------------------
                                                           DATE OF ORDER     PAGE                This Number Must Appear on
                                                             12/06/95          2 OF 8            All Invoices, Packing Lists,
                                                                                                 Shipping Instructions, Etc.
                                                           -------------------------------------------------------------------
                     (NIELSEN LOGO)                        REQUIRED DELIVERY DATE            PURCHASE
                                                             06/30/96                        ORDER NO.  20A001836
                                                           -------------------------------------------------------------------
                                                           REQUESTED BY                     RELEASE NO.       REVISION NO.
                                                             HAW                              000               001
------------------------------------------------------------------------------------------------------------------------------
VENDOR:  202715401                       BILL TO: NIEL                            SHIP TO: FRED
------------------------------------------------------------------------------------------------------------------------------
TELTRONICS INC                           NIELSEN MEDIA RESEARCH                   NIELSEN MEDIA RESEARCH
P.O. BOX 31077                           375 PATRICIA AVE.                        564 FREDERICA LANE
TAMPA, FL 33631-3077                     DUNEDIN, FLORIDA 34698-8190              DUNEDIN, FL 34698-8190
                                         ATTN: ACCOUNTS PAYABLE                   ATTN: SELESS EMANUELS
                                         ATTN: PURCHASING DEPARTMENT
------------------------------------------------------------------------------------------------------------------------------
F.O.B.:                                  SHIP VIA:                                TERMS:
DESTINATION POINT                        BEST WAY                                 NET 30
------------------------------------------------------------------------------------------------------------------------------
VENDOR'S ACCEPTANCE IS LIMITED TO THE TERMS OF THIS PURCHASE ORDER, INCLUDING THOSE ATTACHED HEREOF; IF DEEMED AN
ACCEPTANCE, THIS PURCHASE ORDER IS CONDITIONED UPON VENDOR'S ACCEPTANCE OF ALL TERMS HEREOF ADDITIONAL TO AND/OR
DIFFERENT FROM VENDOR'S OFFERED TERMS.
------------------------------------------------------------------------------------------------------------------------------
                          UNIT
  ITEM     QUANTITY        OF                        DESCRIPTION/SPECIFICATIONS                        UNIT       TOTAL/AMOUNT
   NO.                  MEASURE                                                                        PRICE
------------------------------------------------------------------------------------------------------------------------------
                                                      ** THIS IS A REVISION **

                                    ITEM #03 - REFERENCE QUOTE #105151
                                    ITEM #04 - REFERENCE CHANGE ORDER CHANGE #10-55-28000
                                    ITEM #05 - REFERENCE CHANGE ORDER CHANGE #10-55-28000
                                    ITEM #06 - REFERENCE CHANGE ORDER CHANGE #10-55-28000
                                    ITEM #07 - REFERENCE CHANGE ORDER CHANGE #10-55-28000

                                    NOTE: FIRM PRICING IS REQUIRED IN WRITING BEFORE ANY PRODUCT(S)
                                    MAY BE SHIPPED.  FAILURE TO SUPPLY FIRM PRICING CAN RESULT IN DELAYED
                                    PAYMENTS.

1          1150         EA          501-1075-000                                                       273.38       314387.00
                                    PEOPLEMETER 8

1           200         EA          501-1088-000                                                       273.38        54676.00
                                    8-POSITION PEOPLE METER, HISPANIC

3           600         EA          501-1180-000                                                       288.47       173082.00
                                    PEOPLEMETER 16

----------------------------------------------------------------------------------------------------------------------------------
                                                FREIGHT                  STATE/LOCAL TAX
                                                                                                        TOTAL
----------------------------------------------------------------------------------------------------------------------------------

                                                                                BY
                                                                                   -----------------------------------------------
(NIELSEN MEDIA RESEARCH LOGO)                                                                    AUTHORIZED SIGNATURE

                                                   ORIGINAL
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                  PURCHASE ORDER                                       * REVISION *
------------------------------------------------------------------------------------------------------------------------------
                                                           DATE OF ORDER     PAGE                This Number Must Appear on
                                                             12/06/95          3 OF 8            All Invoices, Packing Lists,
                                                                                                 Shipping Instructions, Etc.
                                                           -------------------------------------------------------------------
                     (NIELSEN LOGO)                        REQUIRED DELIVERY DATE            PURCHASE
                                                             06/30/96                        ORDER NO.  20A001836
                                                           -------------------------------------------------------------------
                                                           REQUESTED BY                     RELEASE NO.       REVISION NO.
                                                             HAW                              000               001
------------------------------------------------------------------------------------------------------------------------------
VENDOR:  202715401                       BILL TO: NIEL                            SHIP TO: FRED
------------------------------------------------------------------------------------------------------------------------------
TELTRONICS INC                           NIELSEN MEDIA RESEARCH                   NIELSEN MEDIA RESEARCH
P.O. BOX 31077                           375 PATRICIA AVE.                        564 FREDERICA LANE
TAMPA, FL 33631-3077                     DUNEDIN, FLORIDA 34698-8190              DUNEDIN, FL 34698-8190
                                         ATTN: ACCOUNTS PAYABLE                   ATTN: SELESS EMANUELS
                                         ATTN: PURCHASING DEPARTMENT
------------------------------------------------------------------------------------------------------------------------------
F.O.B.:                                  SHIP VIA:                                TERMS:
DESTINATION POINT                        BEST WAY                                 NET 30
------------------------------------------------------------------------------------------------------------------------------
VENDOR'S ACCEPTANCE IS LIMITED TO THE TERMS OF THIS PURCHASE ORDER, INCLUDING THOSE ATTACHED HEREOF; IF DEEMED AN
ACCEPTANCE, THIS PURCHASE ORDER IS CONDITIONED UPON VENDOR'S ACCEPTANCE OF ALL TERMS HEREOF ADDITIONAL TO AND/OR
DIFFERENT FROM VENDOR'S OFFERED TERMS.
------------------------------------------------------------------------------------------------------------------------------
                          UNIT
  ITEM     QUANTITY        OF                        DESCRIPTION/SPECIFICATIONS                        UNIT       TOTAL/AMOUNT
   NO.                  MEASURE                                                                        PRICE
------------------------------------------------------------------------------------------------------------------------------
                                                      ** THIS IS A REVISION **

4           100         EA          501-1223-000                                                        52.54         5254.00
                                    PRIMESTAR DISPLAY ATTACHMENT FINAL ASSY.

5          2000         EA          501-1124-000                                                        55.14       110280.00
                                    VRA With Lightning Protection Assembly

6           550         EA          501-1165-000                                                       257.38       141559.00
                                    SDA UNIT
                                    SERIAL DATA ATTACHMENT FINAL ASSEMBLY

7             1         EA          TOOLING CHARGE                                                     300.00          300.00
                                    FOR 501-1223-000 PRIMESTAR DISPLAY
                                    ATTACHMENT FINAL ASSEMBLY

                                    SERIAL NUMBER SEQUENCE:

                                    P/N #501-1075-000 -- SERIAL NUMBERS FROM 7781 THRU 8930
                                    P/N #501-1088-000 -- SERIAL NUMBERS FROM 1818 THRU 2017
                                    P/N #501-1180-000 -- SERIAL NUMBERS FROM 2151 THRU 2750
                                    P/N #501-1223-000 -- SERIAL NUMBERS FROM 111 THRU 210

----------------------------------------------------------------------------------------------------------------------------------
                                                FREIGHT                  STATE/LOCAL TAX
                                                                                                        TOTAL
----------------------------------------------------------------------------------------------------------------------------------

                                                                                BY
                                                                                   -----------------------------------------------
(NIELSEN MEDIA RESEARCH LOGO)                                                                    AUTHORIZED SIGNATURE

                                                   ORIGINAL
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                  PURCHASE ORDER                                       * REVISION *
------------------------------------------------------------------------------------------------------------------------------
                                                           DATE OF ORDER     PAGE                This Number Must Appear on
                                                             12/06/95          4 OF 8            All Invoices, Packing Lists,
                                                                                                 Shipping Instructions, Etc.
                                                           -------------------------------------------------------------------
                     (NIELSEN LOGO)                        REQUIRED DELIVERY DATE            PURCHASE
                                                             06/30/96                        ORDER NO.  20A001836
                                                           -------------------------------------------------------------------
                                                           REQUESTED BY                     RELEASE NO.       REVISION NO.
                                                             HAW                              000               001
------------------------------------------------------------------------------------------------------------------------------
VENDOR:  202715401                       BILL TO: NIEL                            SHIP TO: FRED
------------------------------------------------------------------------------------------------------------------------------
TELTRONICS INC                           NIELSEN MEDIA RESEARCH                   NIELSEN MEDIA RESEARCH
P.O. BOX 31077                           375 PATRICIA AVE.                        564 FREDERICA LANE
TAMPA, FL 33631-3077                     DUNEDIN, FLORIDA 34698-8190              DUNEDIN, FL 34698-8190
                                         ATTN: ACCOUNTS PAYABLE                   ATTN: SELESS EMANUELS
                                         ATTN: PURCHASING DEPARTMENT
------------------------------------------------------------------------------------------------------------------------------
F.O.B.:                                  SHIP VIA:                                TERMS:
DESTINATION POINT                        BEST WAY                                 NET 30
------------------------------------------------------------------------------------------------------------------------------
VENDOR'S ACCEPTANCE IS LIMITED TO THE TERMS OF THIS PURCHASE ORDER, INCLUDING THOSE ATTACHED HEREOF; IF DEEMED AN
ACCEPTANCE, THIS PURCHASE ORDER IS CONDITIONED UPON VENDOR'S ACCEPTANCE OF ALL TERMS HEREOF ADDITIONAL TO AND/OR
DIFFERENT FROM VENDOR'S OFFERED TERMS.
------------------------------------------------------------------------------------------------------------------------------
                          UNIT
  ITEM     QUANTITY        OF                        DESCRIPTION/SPECIFICATIONS                        UNIT       TOTAL/AMOUNT
   NO.                  MEASURE                                                                        PRICE
------------------------------------------------------------------------------------------------------------------------------
                                                      ** THIS IS A REVISION **

                                    P/N #501-1124-000 -- SERIAL NUMBERS FROM 21781 THRU 23780
                                    P/N #501-1165-000 -- SERIAL NUMBERS FROM 294 THRU 843

                                    DELIVERY SCHEDULE:

                                    ITEM NUMBER         QUANITY         DELIVERY DATE
                                    501-1075-000          200              1/02/96
                                                          200              2/01/96
                                                          150              3/01/96
                                                          200              4/01/96
                                                          200              5/01/96
                                                          200              6/01/96

                                    501-1088-000          100              1/02/96
                                                          100              2/01/96

                                    501-1180-000          150              1/02/96
                                                          150              2/01/96
                                                          150              3/01/96
                                                          150              4/01/96
----------------------------------------------------------------------------------------------------------------------------------
                                                FREIGHT                  STATE/LOCAL TAX
                                                                                                        TOTAL
----------------------------------------------------------------------------------------------------------------------------------

                                                                                BY
                                                                                   -----------------------------------------------
(NIELSEN MEDIA RESEARCH LOGO)                                                                    AUTHORIZED SIGNATURE

                                                   ORIGINAL
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                  PURCHASE ORDER                                       * REVISION *
------------------------------------------------------------------------------------------------------------------------------
                                                           DATE OF ORDER     PAGE                This Number Must Appear on
                                                             12/06/95          5 OF 8            All Invoices, Packing Lists,
                                                                                                 Shipping Instructions, Etc.
                                                           -------------------------------------------------------------------
                     (NIELSEN LOGO)                        REQUIRED DELIVERY DATE            PURCHASE
                                                             06/30/96                        ORDER NO.  20A001836
                                                           -------------------------------------------------------------------
                                                           REQUESTED BY                     RELEASE NO.       REVISION NO.
                                                             HAW                              000               001
------------------------------------------------------------------------------------------------------------------------------
VENDOR:  202715401                       BILL TO: NIEL                            SHIP TO: FRED
------------------------------------------------------------------------------------------------------------------------------
TELTRONICS INC                           NIELSEN MEDIA RESEARCH                   NIELSEN MEDIA RESEARCH
P.O. BOX 31077                           375 PATRICIA AVE.                        564 FREDERICA LANE
TAMPA, FL 33631-3077                     DUNEDIN, FLORIDA 34698-8190              DUNEDIN, FL 34698-8190
                                         ATTN: ACCOUNTS PAYABLE                   ATTN: SELESS EMANUELS
                                         ATTN: PURCHASING DEPARTMENT
------------------------------------------------------------------------------------------------------------------------------
F.O.B.:                                  SHIP VIA:                                TERMS:
DESTINATION POINT                        BEST WAY                                 NET 30
------------------------------------------------------------------------------------------------------------------------------
VENDOR'S ACCEPTANCE IS LIMITED TO THE TERMS OF THIS PURCHASE ORDER, INCLUDING THOSE ATTACHED HEREOF; IF DEEMED AN
ACCEPTANCE, THIS PURCHASE ORDER IS CONDITIONED UPON VENDOR'S ACCEPTANCE OF ALL TERMS HEREOF ADDITIONAL TO AND/OR
DIFFERENT FROM VENDOR'S OFFERED TERMS.
------------------------------------------------------------------------------------------------------------------------------
                          UNIT
  ITEM     QUANTITY        OF                        DESCRIPTION/SPECIFICATIONS                        UNIT       TOTAL/AMOUNT
   NO.                  MEASURE                                                                        PRICE
------------------------------------------------------------------------------------------------------------------------------
                                                      ** THIS IS A REVISION **

                                    501-1223-000          100              2/01/96

                                    501-1124-000          400              3/01/96
                                                          600              4/01/96
                                                          500              5/01/96
                                                          500              6/01/96

                                    501-1165-000          100              3/01/96
                                                          150              4/01/96
                                                          150              5/01/96
                                                          150              6/01/96

                                                    DELIVERY SCHEDULE REQUIREMENT

                                    THE VENDOR MUST NOTIFY NIELSON MEDIA RESEARCH AT EXT. 3070 OR EXT. 2961 PRIOR TO SHIPPING
                                    ANY PRODUCTS THAT DO NOT MEET A MINIMUM INVOICE TOTAL OF $1,500.00.  ANY DEVIATIONS FROM
                                    THIS PROCEDURE COULD RESULT IN THE REFUSAL OF SUCH DELIVERIES OR A DELAY IN PAYMENT
                                    ASSOCIATED WITH SUCH

----------------------------------------------------------------------------------------------------------------------------------
                                                FREIGHT                  STATE/LOCAL TAX
                                                                                                        TOTAL
----------------------------------------------------------------------------------------------------------------------------------

                                                                                BY
                                                                                   -----------------------------------------------
(NIELSEN MEDIA RESEARCH LOGO)                                                                    AUTHORIZED SIGNATURE

                                                   ORIGINAL
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                  PURCHASE ORDER                                       * REVISION *
------------------------------------------------------------------------------------------------------------------------------
                                                           DATE OF ORDER     PAGE                This Number Must Appear on
                                                             12/06/95          6 OF 8            All Invoices, Packing Lists,
                                                                                                 Shipping Instructions, Etc.
                                                           -------------------------------------------------------------------
                     (NIELSEN LOGO)                        REQUIRED DELIVERY DATE            PURCHASE
                                                             06/30/96                        ORDER NO.  20A001836
                                                           -------------------------------------------------------------------
                                                           REQUESTED BY                     RELEASE NO.       REVISION NO.
                                                             HAW                              000               001
------------------------------------------------------------------------------------------------------------------------------
VENDOR:  202715401                       BILL TO: NIEL                            SHIP TO: FRED
------------------------------------------------------------------------------------------------------------------------------
TELTRONICS INC                           NIELSEN MEDIA RESEARCH                   NIELSEN MEDIA RESEARCH
P.O. BOX 31077                           375 PATRICIA AVE.                        564 FREDERICA LANE
TAMPA, FL 33631-3077                     DUNEDIN, FLORIDA 34698-8190              DUNEDIN, FL 34698-8190
                                         ATTN: ACCOUNTS PAYABLE                   ATTN: SELESS EMANUELS
                                         ATTN: PURCHASING DEPARTMENT
------------------------------------------------------------------------------------------------------------------------------
F.O.B.:                                  SHIP VIA:                                TERMS:
DESTINATION POINT                        BEST WAY                                 NET 30
------------------------------------------------------------------------------------------------------------------------------
VENDOR'S ACCEPTANCE IS LIMITED TO THE TERMS OF THIS PURCHASE ORDER, INCLUDING THOSE ATTACHED HEREOF; IF DEEMED AN
ACCEPTANCE, THIS PURCHASE ORDER IS CONDITIONED UPON VENDOR'S ACCEPTANCE OF ALL TERMS HEREOF ADDITIONAL TO AND/OR
DIFFERENT FROM VENDOR'S OFFERED TERMS.
------------------------------------------------------------------------------------------------------------------------------
                          UNIT
  ITEM     QUANTITY        OF                        DESCRIPTION/SPECIFICATIONS                        UNIT       TOTAL/AMOUNT
   NO.                  MEASURE                                                                        PRICE
------------------------------------------------------------------------------------------------------------------------------
                                                      ** THIS IS A REVISION **

                                    DELIVERIES.

                                    NOTE:
                                    THIS ORDER IS 100% TOTAL TURNKEY. WORKMANSHIP PER 011-0043-000 NIELSEN
                                    WORKMANSHIP STANDARDS.

                                    FIRST ARTICLE REQUIRED SELLER SHALL NOT FORWARD QUANTITY
                                    SHIPMENTS UNTIL BUYER HAS APPROVED IN WRITING. SELLERS FIRST
                                    ARTICLE PROCESSED OR FABRICATED BY MEANS OF THE TOOLING AND
                                    PROCESS METHOD TO BE USED IN SUCH QUANTITY PRODUCTION.
                                    SELLER SHALL SUBMIT ALL REQUESTS FOR FIRST ARTICLE EITHER BY
                                    FAX OR MAIL. ABSOLUTELY NO PRODUCTION SHALL BEGIN WITHOUT
                                    AN APPROVAL OF SAID FIRST ARTICLE BY NIELSEN. ALL PC WORK
                                    SUBMITTED FOR FABRICATION SHALL HAVE A FIRST ARTICLE
                                    PERFORMED ON THE ART WORK ONLY. THIS SHALL BE RETURNED TO
                                    NIELSEN BY WAY OF A FAX TRANSMITTAL OR BY MAIL. COMPLETE
                                    PRINT PACKAGE ENCLOSED WITH PO IF APPLICABLE WHICH INCLUDES:
                                    ASSEMBLY DRAWINGS AND BILL OF MATERIALS.

                                    CONTACT EITHER RON WIEDLER AT EXT. 7179 OR ALAN WHEELER AT



----------------------------------------------------------------------------------------------------------------------------------
                                                FREIGHT                  STATE/LOCAL TAX
                                                                                                        TOTAL
----------------------------------------------------------------------------------------------------------------------------------

                                                                                BY
                                                                                   -----------------------------------------------
(NIELSEN MEDIA RESEARCH LOGO)                                                                    AUTHORIZED SIGNATURE

                                                   ORIGINAL
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                  PURCHASE ORDER                                       * REVISION *
------------------------------------------------------------------------------------------------------------------------------
                                                           DATE OF ORDER     PAGE                This Number Must Appear on
                                                             12/06/95          7 OF 8            All Invoices, Packing Lists,
                                                                                                 Shipping Instructions, Etc.
                                                           -------------------------------------------------------------------
                     (NIELSEN LOGO)                        REQUIRED DELIVERY DATE            PURCHASE
                                                             06/30/96                        ORDER NO.  20A001836
                                                           -------------------------------------------------------------------
                                                           REQUESTED BY                     RELEASE NO.       REVISION NO.
                                                             HAW                              000               001
------------------------------------------------------------------------------------------------------------------------------
VENDOR:  202715401                       BILL TO: NIEL                            SHIP TO: FRED
------------------------------------------------------------------------------------------------------------------------------
TELTRONICS INC                           NIELSEN MEDIA RESEARCH                   NIELSEN MEDIA RESEARCH
P.O. BOX 31077                           375 PATRICIA AVE.                        564 FREDERICA LANE
TAMPA, FL 33631-3077                     DUNEDIN, FLORIDA 34698-8190              DUNEDIN, FL 34698-8190
                                         ATTN: ACCOUNTS PAYABLE                   ATTN: SELESS EMANUELS
                                         ATTN: PURCHASING DEPARTMENT
------------------------------------------------------------------------------------------------------------------------------
F.O.B.:                                  SHIP VIA:                                TERMS:
DESTINATION POINT                        BEST WAY                                 NET 30
------------------------------------------------------------------------------------------------------------------------------
VENDOR'S ACCEPTANCE IS LIMITED TO THE TERMS OF THIS PURCHASE ORDER, INCLUDING THOSE ATTACHED HEREOF; IF DEEMED AN
ACCEPTANCE, THIS PURCHASE ORDER IS CONDITIONED UPON VENDOR'S ACCEPTANCE OF ALL TERMS HEREOF ADDITIONAL TO AND/OR
DIFFERENT FROM VENDOR'S OFFERED TERMS.
------------------------------------------------------------------------------------------------------------------------------
                          UNIT
  ITEM     QUANTITY        OF                        DESCRIPTION/SPECIFICATIONS                        UNIT       TOTAL/AMOUNT
   NO.                  MEASURE                                                                        PRICE
------------------------------------------------------------------------------------------------------------------------------
                                                      ** THIS IS A REVISION **

                                    EXT. 7142 AND ARRANGE FOR THE ABOVE FIRST ARTICLE INSPECTION.

                                    NIELSEN MEDIA RESEARCH REQUIRES YOUR ACKNOWLEDGEMENT OF RECEIPT OF THIS PURCHASE
                                    ORDER.  PLEASE NOTE DEVIATIONS I.E.: DESCRIPTION, QUANTITY, PRICE, TERMS OF PAYMENT,
                                    FOB, DELIVERY PROMISE DATE(S) AND RETURN PROMPTLY TO THE ATTN OF PENNY HASELOFF
                                    (EXT. 3070) OR ROBERTA MURGO (EXT. 3076). TIME IS OF THE ESSENCE!!!

                                    TERMS: NET 30-DAYS TO ALLOW FOR PURCHASER'S RIGHT OF INSPECTION.  THE CREDIT PERIOD
                                    SHALL NOT BEGIN TO RUN UNTIL PURCHASER HAS RECEIVED VENDOR'S INVOICE OR UNTIL 5-DAYS
                                    AFTER PURCHASER'S RECEIPT OF THE GOODS, WHICHEVER IS LATER.  IF PURCHASER PARTIALLY
                                    REJECTS A SHIPMENT BECAUSE PART OF THE GOODS ARE NON-CONFORMING THE CREDIT PERIOD AS TO
                                    THE PART SO REJECTED SHALL NOT BEGIN TO RUN UNTIL 5-DAYS AFTER PURCHASER'S RECEIPT OF
                                    CONFORMING GOODS.

                                    NOTE: THIS PURCHASE ORDER IS TAX EXEMPT.  NIELSEN MEDIA

----------------------------------------------------------------------------------------------------------------------------------
                                                FREIGHT                  STATE/LOCAL TAX
                                                                                                        TOTAL
----------------------------------------------------------------------------------------------------------------------------------

                                                                                BY
                                                                                   -----------------------------------------------
(NIELSEN MEDIA RESEARCH LOGO)                                                                    AUTHORIZED SIGNATURE

                                                   ORIGINAL
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                  PURCHASE ORDER                                       * REVISION *
------------------------------------------------------------------------------------------------------------------------------
                                                           DATE OF ORDER     PAGE                This Number Must Appear on
                                                             12/06/95          8 OF 8            All Invoices, Packing Lists,
                                                                                                 Shipping Instructions, Etc.
                                                           -------------------------------------------------------------------
                     (NIELSEN LOGO)                        REQUIRED DELIVERY DATE            PURCHASE
                                                             06/30/96                        ORDER NO.  20A001836
                                                           -------------------------------------------------------------------
                                                           REQUESTED BY                     RELEASE NO.       REVISION NO.
                                                             HAW                              000               001
------------------------------------------------------------------------------------------------------------------------------
VENDOR:  202715401                       BILL TO: NIEL                            SHIP TO: FRED
------------------------------------------------------------------------------------------------------------------------------
TELTRONICS INC                           NIELSEN MEDIA RESEARCH                   NIELSEN MEDIA RESEARCH
P.O. BOX 31077                           375 PATRICIA AVE.                        564 FREDERICA LANE
TAMPA, FL 33631-3077                     DUNEDIN, FLORIDA 34698-8190              DUNEDIN, FL 34698-8190
                                         ATTN: ACCOUNTS PAYABLE                   ATTN: SELESS EMANUELS
                                         ATTN: PURCHASING DEPARTMENT
------------------------------------------------------------------------------------------------------------------------------
F.O.B.:                                  SHIP VIA:                                TERMS:
DESTINATION POINT                        BEST WAY                                 NET 30
------------------------------------------------------------------------------------------------------------------------------
VENDOR'S ACCEPTANCE IS LIMITED TO THE TERMS OF THIS PURCHASE ORDER, INCLUDING THOSE ATTACHED HEREOF; IF DEEMED AN
ACCEPTANCE, THIS PURCHASE ORDER IS CONDITIONED UPON VENDOR'S ACCEPTANCE OF ALL TERMS HEREOF ADDITIONAL TO AND/OR
DIFFERENT FROM VENDOR'S OFFERED TERMS.
------------------------------------------------------------------------------------------------------------------------------
                          UNIT
  ITEM     QUANTITY        OF                        DESCRIPTION/SPECIFICATIONS                        UNIT       TOTAL/AMOUNT
   NO.                  MEASURE                                                                        PRICE
------------------------------------------------------------------------------------------------------------------------------
                                                      ** THIS IS A REVISION **

                                    RESEARCH'S TAX ID NUMBER: 78-11-015003-69.




----------------------------------------------------------------------------------------------------------------------------------
                                                FREIGHT                  STATE/LOCAL TAX
                                                                                                        TOTAL      $799538.00
----------------------------------------------------------------------------------------------------------------------------------

                                                                                BY             /s/ TIMOTHY L. RUSSELL
                                                                                   -----------------------------------------------
(NIELSEN MEDIA RESEARCH LOGO)                                                                    AUTHORIZED SIGNATURE

                                                   ORIGINAL
----------------------------------------------------------------------------------------------------------------------------------
